Related Parties	3 Months Ended
Sep. 30, 2022
Related Party Transactions [Abstract]
Related Parties

Note 10 – Related Parties

The Company’s advances and notes payable are from the officers/cofounders. At the time when the Company needed funds for working capital, the business decided it would be easier to look internally for these funds rather than through banks. Such advances and notes payable were repaid during the six months ended June 30, 2021.